SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Solar Capital Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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SOLAR CAPITAL LTD.

500 Park Avenue, 5th Floor

New York, New York 10022

(212) 993-1670

April 29, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Solar Capital Ltd. (the “Company”) to be held on June 3, 2010 at 10:00 a.m., Eastern Time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (i) elect one director of the Company and (ii) ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. I will provide a presentation on the business and will also be available to respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Michael Gross
Chairman, Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 3, 2010.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2009 are available on the Internet through our website at http://www.solarcapltd.com.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about attending the meeting and voting in person.

SOLAR CAPITAL LTD.

500 Park Avenue, 5th Floor

New York, New York 10022

(212) 993-1670

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2010

To the Stockholders of Solar Capital Ltd.:

The 2010 Annual Meeting of Stockholders of Solar Capital Ltd. (the “Company”) will be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 on Thursday, June 3, 2010 at 10:00 a.m., Eastern Time, for the following purposes:

1. To elect one director of the Company, who will serve for a term of three years, or until his successor is duly elected and qualified;

2. To ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010; and

3. To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 19, 2010. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Nicholas Radesca
Corporate Secretary

New York, New York

April 29, 2010

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

SOLAR CAPITAL LTD.

500 Park Avenue, 5th Floor

New York, New York 10022

(212) 993-1670

PROXY STATEMENT

2010 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Solar Capital Ltd. (the “Company,” “we,” “us” or “our”) for use at the Company’s 2010 Annual Meeting of Stockholders (the “Meeting”) to be held on Thursday, June 3, 2010 at 10:00 a.m., Eastern Time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2009, are first being sent to stockholders on or about April 29, 2010.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives it in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Please send your notification to Solar Capital Ltd., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, and submit a properly executed, later-dated proxy or vote in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Meeting, which represents our first annual meeting of stockholders since completion of our initial public offering in February 2010.

Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or the telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1. To elect one director of the Company, who will serve for a term of three years, or until his successor is duly elected and qualified;

2. To ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010; and

3. To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares, in person or by proxy, at the Meeting only if you were a stockholder of record at the close of business on April 19, 2010 (the “Record Date”). There were 33,030,641 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders entitled to cast a majority of the shares of common stock of the Company entitled to be cast on the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors. The election of a director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Solar Capital Partners, LLC (“Solar Capital Partners”), the Company’s investment adviser. Solar

Capital Partners and Solar Capital Management, LLC (“Solar Capital Management”), the Company’s administrator, are both located at 500 Park Avenue, 5th Floor, New York, New York 10022. No additional compensation will be paid to directors, officers or regular employees of the Company or Solar Capital Partners for such services.

Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the Securities and Exchange Commission and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 500 Park Avenue, 5th Floor, New York, New York 10022.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Michael S. Gross(3)	1,940,649	5.88%
Bruce Spohler(3)	1,940,649	5.88%

Independent Directors
Steven Hochberg	5,500	*
David S. Wachter	10,000	*
Leonard A. Potter	10,000	*

Executive Officers
Nicholas Radesca	5,300	*
Guy Talarico	—	—

All executive officers and directors as a group (7 persons)	1,971,499	5.97%
Magnetar Financial LLC(4)	7,863,750	23.81%
Silver Creek Capital Management LLC(5)	2,681,294	8.12%
Baupost Group, LLC(6)	2,010,973	6.09%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of 33,030,641 shares of the Company’s common stock issued and outstanding on the Record Date.
(3)	Includes 1,340,649 shares held by Solar Capital Investors, LLC and 600,000 shares held by Solar Capital Investors II, LLC, both of which may be deemed to be beneficially owned by Messrs. Gross and Spohler by virtue of their collective ownership interest therein.
(4)	Such securities are held by certain funds and other entities controlled and/or managed by Magnetar Financial LLC or its affiliates. The address for Magnetar Financial LLC is 1603 Orrington Avenue, Evanston, IL 60201.
(5)

Based upon information contained in the Schedule 13G filed February 12, 2010. Pursuant to the Schedule 13G, such securities are held by certain private funds managed by Silver Creek Capital Management LLC. The address for Silver Creek Capital Management LLC is 1301 Fifth Avenue, 40th Floor Seattle, WA 98101.

(6)	Such securities are held by certain investment vehicles controlled and/or managed by Baupost Group, LLC. The address for Baupost Group, LLC is 10 St. James Avenue, Suite 2000, Boston, MA 02116.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Michael S. Gross	Over $100,000
Bruce Spohler	Over $100,000

Independent Directors
Steven Hochberg	Over $100,000
David S. Wachter	Over $100,000
Leonard A. Potter	Over $100,000

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $22.71 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s charter and bylaws, the Board of Directors is divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Mr. David S. Wachter has been nominated for election for a three year term expiring in 2013. Mr. Wachter is not being proposed for election pursuant to any agreement or understanding between Mr. Wachter and the Company.

A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the person named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Nominee and Directors

As described below under “Committees of the Board of Directors—Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired attributes for director nominees. Each of our directors and the director nominee has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominee have been selected such that the Board of Directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominee for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of Solar Capital, in light of Solar Capital’s business and structure.

The business address of each nominee and the directors listed below is 500 Park Avenue, 5th Floor, New York, New York 10022.

Nominee for Director

Mr. Wachter is not an “interested person” as defined in the 1940 Act.

Nominee for Class I Director—Term Expiring 2013

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Director
David S. Wachter, 46	Director	Class I Director since 2007; Term expires 2010	President and Managing Director of W Capital Partners, a private equity fund manager, from 2001 to present.	Director of several private companies.

Mr. Wachter’s extensive knowledge of private equity and investment banking provides the board of directors with the valuable insight of an experienced financial manager.

Current Directors

Interested Directors

Mr. Gross is an “interested person” of the Company as defined in the 1940 Act due to his position as the Chief Executive Officer and President of the Company and the managing member of Solar Capital Partners, the Company’s investment adviser. Mr. Spohler is an “interested person” of the Company as defined in the 1940 Act due to his position as the Chief Operating Officer of the Company and a partner of Solar Capital Partners, the Company’s investment adviser.

Class II Directors—Term Expiring 2011

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Interested Director
Bruce Spohler, 49	Director; Chief Operating Officer	Class II Director since 2009; Term expires 2011	Chief Operating Officer of Solar Capital since 2007; Previously, Managing Director and a former Co-Head of U.S. Leveraged Finance for CIBC World Markets since 1995.	None.

Mr. Spohler’s depth of experience in managerial positions in investment management, leveraged finance and financial services, as well as his intimate knowledge of Solar Capital’s business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters.

Independent Director
Steven Hochberg, 48	Director	Class II Director since 2007; Term expires 2011	Founder of Ascent Biomedical Ventures, a venture investor in biomedical technology companies, since 1992.	Chairman of the Board of Directors of Biomerix Corporation, Crosstrees Medical, Inc. and Ouroboros, Inc., and Director of Synecor, LLC

Mr. Hochberg’s varied experience in investing in medical technology companies provides the board of directors with particular knowledge of this field, and his role as chairman of other companies’ board of directors brings the perspective of a knowledgeable corporate leader.

Class III Directors—Term Expiring 2012

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Interested Director
Michael S. Gross, 48	Director; Chairman of the Board, President and Chief Executive Officer	Class III Director since 2007; Term expires 2012	Chairman of the Board, President and Chief Executive Officer of Solar Capital since 2007; President and Chief Executive Officer of Apollo Investment Corporation, a publicly traded business development company, from 2004 to 2006.	Chairman of the Board of Director of Global Ship Lease Inc., Director of Saks, Inc. and Jarden Corporation

Mr. Gross’ intimate knowledge of the business and operations of Solar Capital Partners, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other public and private companies not only gives the board of directors valuable insight but also positions him well to continue to serve as the chairman of our board of directors.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Director
Leonard A, Potter, 48	Director	Class III Director since 2009; Term expires 2012	Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets, since 2009; Managing Director of Soros Private Equity at Soros Fund Management LLC from 2002 to 2009.	Director of several private companies.

Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues. In addition, his tenure in private equity investments and service as a director of both public and private companies provide industry-specific knowledge and expertise to the board of directors.

(1)	The business address of the director nominees and other directors and executive officers is c/o Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, New York 10022.
(2)	No director serves as a director of an investment company, other than Solar Capital Ltd., subject to the 1940 Act.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Nicholas Radesca, 44	Chief Financial Officer and Secretary	Chief Financial Officer since 2008 and Secretary since 2009 of Solar Capital Ltd.; Chief Accounting Officer at iStar Financial Inc., a commercial real estate company, from 2006 to 2008; Vice President of Financial Reporting at Fannie Mae from 2005 to 2006.

Guy Talarico, 54	Chief Compliance Officer	Chief Compliance Officer of Solar Capital Ltd. since 2008; Chief Executive Officer of Alaric Compliance Services, LLC, (successor to EOS Compliance Services LLC) since 2004; currently serves as Chief Compliance Officer for Keeley Funds Inc., The FBR Funds and PennantPark Investment Corporation.

(1)	The business address of the executive officers is c/o Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, New York 10022.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a business development company (“BDC”), shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Michael S. Gross, as a result of his positions as the Chief Executive Officer and President of the Company and the managing member of Solar Capital Partners, the Company’s investment adviser, and Bruce Spohler, as a result of his position as Chief Operating Officer of the Company and a partner of Solar Capital Partners.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company’s bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.

Presently, Mr. Gross serves as the Chairman of our Board of Directors. Mr. Gross is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the Chief Executive Officer and President of the Company and the managing member of Solar Capital Partners, the Company’s investment adviser. We believe that Mr. Gross’ history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our Board of Directors. We believe that the Company is best served through this existing leadership structure, as Mr. Gross’ relationship with the Company’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance

Committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (2) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board of Directors’ role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

Committees of the Board of Directors

An Audit Committee and a Nominating and Corporate Governance Committee have been established by our Board of Directors. During 2009, our Board of Directors held two Board meetings, no Audit Committee meetings, and no Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.solarcapltd.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochberg serves as Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Hochberg is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Hochberg meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.solarcapltd.com. The members of the Nominating and Corporate Governance Committee are Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Wachter serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of the Company;

•	are able to work with the other members of the Board of Directors and contribute to the success of the Company;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of Solar Capital and the interest of its shareholders.

Compensation Committee. The Company does not have a Compensation Committee because our executive officers do not receive any direct compensation from the Company.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Solar Capital Ltd., c/o Nicholas Radseca, Corporate Secretary, 500 Park Avenue, 5th Floor, New York, New York 10022. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s code can be accessed via its website at http://www.solarcapltd.com. The Company intends to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Interested Directors
Michael S. Gross	—	—	—	—
Bruce Spohler	—	—	—	—

Independent Directors
Steven Hochberg	$104,375	—	—	$104,375
David S. Wachter	$103,125	—	—	$103,125
Leonard A. Potter(3)	$27,500	—	—	$27,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors. However, our independent directors have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during 2009.
(3)	Mr. Potter joined our Board of Directors in September 2009.

Our independent directors’ annual fee is $100,000. The independent directors also receive $2,500 ($1,500 if participate telephonically) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an annual fee of $7,500 and the Chairman of the Nominating and Corporate Governance Committee receives an annual fee of $2,500. Further, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Our independent directors also have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during 2009. In addition, no compensation was paid to directors who are interested persons of the Company as defined in the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from the Company. Mr. Gross, our Chief Executive Officer and President, and Mr. Spohler, our Chief Operating Officer, through their ownership interest in Solar Capital Partners, our investment adviser, are entitled to a portion of any profits earned by Solar Capital Partners, which includes any fees payable to Solar Capital Partners under the terms of our Investment Advisory and Management Agreement, less expenses incurred by Solar Capital Partners in performing its services under the Investment Advisory and Management Agreement. Messrs. Gross and Spohler do not receive any additional compensation from Solar Capital Partners in connection with the management of our portfolio.

Mr. Radesca, our Chief Financial Officer and Secretary and, through Alaric Compliance Services, LLC, Guy Talarico, our Chief Compliance Officer, are paid by Solar Capital Management, LLC, our administrator (“Solar Capital Management”), subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to the Company. To the extent that Solar Capital Management outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to Solar Capital Management.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Solar Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Transactions

We have entered into an Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our Chairman, Chief Executive Officer and President, is the managing member and a senior investment professional of, and has financial and controlling interests in, Solar Capital Partners. In addition, Mr. Spohler, our Chief Operating Officer and member of the Board of Directors, and Mr. Radesca, our Chief Financial Officer and Secretary, serve as a partner and Chief Financial Officer, respectively, for Solar Capital Partners. Mr. Spohler also has financial interests in Solar Capital Partners.

As a result of transactions in connection with our initial private placement in March 2007 and our initial public offering in February 2010, entities affiliated with Magnetar Financial LLC own as of the Record Date, either directly or indirectly, approximately, 23.81% of our outstanding shares of common stock. Magnetar also provides certain services to Solar Capital Partners and Solar Capital Management, and is reimbursed by Solar Capital Partners and Solar Capital Management for the expenses it incurs in connection with providing such services.

Solar Capital Partners and it affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the Securities and Exchange Commission and its staff, and consistent with Solar Capital Partners’ allocation procedures.

We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Capital.” In addition, pursuant to the terms of our Administration Agreement, Solar Capital Management provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Solar Capital Partners is the sole member of and controls Solar Capital Management.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that there were no violations of Section 16(a) by such persons during 2009.

PROPOSAL II: RATIFICATION OF SELECTION

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected KPMG LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010. This selection is subject to ratification or rejection by the stockholders of the Company.

KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Table below in thousands

	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008
Audit Fees	$210	$200
Audit-Related Fees	284	196
Tax Fees	78	99
All Other Fees	—	—

Total Fees:	$572	$495

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of our Board of Directors operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Hochberg, Wachter and Potter.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 114 (The Auditor’s Communication with those charged with Governance). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of KPMG LLP to serve as the independent registered public accounting firm for the year ending December 31, 2010.

Respectfully Submitted,

The Audit Committee

Steven Hochberg
David S. Wachter
Leonard A. Potter

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2010.

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2010.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2011 Meeting of Stockholders will be held in June 2011, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address of 500 Park Avenue, 5th Floor, New York, New York 10022, and the Company must receive the proposal no later than December 30, 2010, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on March 15, 2011 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on March 15, 2011.

Notices of intention to present proposals at the 2011 annual meeting should be addressed to Nicholas Radesca, Corporate Secretary, Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, New York 10022. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Chief Compliance Officer

Solar Capital Ltd.

500 Park Avenue, 5th Floor

New York, New York 10022

The Audit Committee Chair may be contacted at:

Steven Hochberg

Audit Committee Chair

Solar Capital Ltd.

500 Park Avenue, 5th Floor

New York, New York 10022

You are cordially invited to attend the 2010 Annual Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.

By Order of the Board of Directors

Nicholas Radesca
Corporate Secretary

New York, New York

April 29, 2010

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SOLAR CAPITAL LTD.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2010

The undersigned stockholder of Solar Capital Ltd. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Michael S. Gross and Bruce Spohler, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 on June 3, 2010, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to matters described in Proposal 3.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS

SOLAR CAPITAL LTD.

JUNE 3, 2010

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Solar Capital Ltd. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Solar Capital Ltd., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1. The election of the following person (except as marked to the contrary) as a director, who will serve as director of Solar Capital Ltd. until 2013, or until his successor is duly elected and qualified.

Nominee:

	FOR	WITHHOLD AUTHORITY
David S. Wachter	☐	☐

2. The ratification of the selection of KPMG LLP as the independent registered public accounting firm for Solar Capital Ltd. for the fiscal year ending December 31, 2010.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY